SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)         September 14, 2000

                             MEDIA METRIX, INC.
           (Exact name of registrant as specified in its charter)

       DELAWARE                 000-25943                      11-3374729
   (State or other        (Commission File Number)            (IRS Employer
   jurisdiction of                                          Identification No.)
   incorporation)

         250 PARK AVENUE SOUTH, 7TH FLOOR                        10003
                NEW YORK, NEW YORK
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (212) 515-8700

                               NOT APPLICABLE
       (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

          On September 14, 2000, Media Metrix, Inc. and Jupiter
Communications, Inc. issued two joint press releases.

          The first, captioned "Management Team and Organization Announced for Jupiter Media Metrix", announces the management team of the company following the merger of Jupiter Communications, Inc. with a subsidiary of Media Metrix, Inc. Upon completion of the merger, Media Metrix, Inc. will be renamed "Jupiter Media Metrix, Inc".

          The second, captioned "Chief Financial Officer Named for Jupiter Media Metrix" announces the appointment of Jean Robinson as Chief Financial Officer of Jupiter Media Metrix following the merger. The press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.     The following documents are filed as exhibits to
                        this report:

          99.1          Press Release dated September 14, 2000.

          99.2          Press Release dated September 14, 2000.

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Media Metrix, Inc.

                                  /s/ Thomas A. Lynch
                                  ---------------------------------------
                                  Thomas A. Lynch
                                  Chief Financial Officer and Treasurer

Date:  September 14, 2000

                               EXHIBIT INDEX

          Exhibit

          99.1          Press Release dated September 14, 2000.

          99.2          Press Release dated September 14, 2000.